UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 03, 2024

ROCKET LAB USA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	98-1550340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 3, 2024, Rocket Lab USA, Inc. (the “Company,” “we,” “us” or “our”) entered into an agreement with a family trust established by Sir Peter Beck (“Sir Peter”), the Company’s Founder, President, Chief Executive Officer and Chairman, to exchange (the “Preferred Stock Exchange”) 50,951,250 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), beneficially owned by Sir Peter into 50,951,250 shares of the Company’s Series A Convertible Participating Preferred Stock, $0.0001 par value per share (the “Preferred Stock”). The shares of Preferred Stock will be convertible into shares of Common Stock, as further described below.

The board of directors of the Company (the “Board”) believes that Sir Peter is critical to the success of the Company, and that his guidance and influence in Board decisions have been fundamental to the Company’s historical successes and its aspirations for future development and growth opportunities. Accordingly, in connection with an ongoing comprehensive review by the Board and upon the recommendation of a special committee of independent directors (the “Special Committee”), the Board approved the Preferred Stock Exchange with Sir Peter. The Special Committee and independent members of the full Board determined that the transaction will provide retention and continuity benefits to the Company through Sir Peter’s continued leadership and vision for the Company’s future. The Special Committee’s recommendation to approve the Preferred Stock Exchange was also contingent on the Board’s approval of Sir Peter’s compensation arrangement described below.

On an as-converted basis, Sir Peter’s Preferred Stock ownership position, upon consummation of the Preferred Stock Exchange, will be equivalent to the family trust’s existing ownership of the Common Stock. The terms of the Preferred Stock provide Sir Peter with the right to elect the greater of (a) one board member, and (b) however many Board seats as would be required to maintain, at any time, at least ten percent of total Board representation. The transaction ensures the Company’s Founder and Chairman maintains his current Board representation and influence over the business, consistent with his existing level of beneficial ownership in the Common Stock. This transaction may also enable Sir Peter a greater ability to undertake efficient long-term estate and tax planning while maintaining his existing ownership stake in the Company, without material cost to the Company or equity dilution to its shareholders.

The terms of the Preferred Stock and the Preferred Stock Exchange are described in further detail below.

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement

The terms of the Preferred Stock Exchange are set forth in an exchange agreement (the “Exchange Agreement”) that was entered into by and between the Company and The Equatorial Trust (the “Trust”) on December 3, 2024. Pursuant to the terms of the Exchange Agreement, the Trust, as the holder of record of an aggregate of 50,951,250 shares of Common Stock beneficially owned by Sir Peter, has agreed to exchange such shares for 50,951,250 shares of Preferred Stock, in a transaction exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Exchange Agreement contains certain representations, warranties and further agreements by each of the Company and the Trust, and provides that the consummation of the Preferred Stock Exchange and the issuance of the Preferred Stock are subject to certain closing conditions, including that any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired. The Company expects that the consummation of the Preferred Stock Exchange will occur in early 2025.

Certificate of Designation

The Preferred Stock will be a new series of preferred stock of the Company and will have the designations, powers, preferences, and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, set forth in a Certificate of Designation (the “Certificate of Designation”) that will be filed by the Company with the Secretary of State of the State of Delaware on or before the closing date of the Preferred Stock Exchange.

Conversion Rights; Conversion Rate Adjustments

Pursuant to the terms of the Certificate of Designation, each share of Preferred Stock will be convertible at any time at the option of the holder of the Preferred Stock (a “Holder”) into a number of shares of Common Stock at the then-applicable conversion rate (the “Conversion Rate”). In addition, each share of Preferred Stock will automatically convert into a number of shares of Common Stock at the Conversion Rate upon the earliest to occur of (a) a transfer of such share (other than to a Permitted Transferee), (b) the first date on which Sir Peter no longer serves as (i) the Chief Executive Officer of the Company or (ii) such other executive officer position of the Company as approved by the Board, (c) Sir Peter’s death or permanent disability, or (d) the first date on which the outstanding shares of Preferred Stock no longer represent a minimum beneficial ownership by Sir Peter of five percent. A “Permitted Transferee” is defined in the Certificate of Designation and includes Sir Peter and his controlled affiliates. The Preferred Stock is not redeemable by the Company at any time.

The initial Conversion Rate for each share of Preferred Stock is one share of Common Stock, and is subject to adjustment, including for stock dividends, distributions, stock splits and stock combinations. In addition, if the Company (a) issues securities entitling the holder thereof to acquire Common Stock or (b) declares or makes any dividend or other distribution of its assets, a Holder will be entitled to participate to the same extent if the Holder had held the number of shares of Common Stock acquirable upon conversion of such Holder’s Preferred Stock. The Certificate of Designation also contains customary protections in the event of changes in Common Stock as a result of certain fundamental change transactions.

Director Designation Right

The Certificate of Designation provides that, so long as any shares of Preferred Stock are outstanding, the Holders, voting exclusively and as a separate class, will be entitled to designate and elect at least one individual to serve on the Board as a director (a “Preferred Stock Director”). The initial Preferred Stock Director will be Sir Peter and, upon the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, Sir Peter will resign his current position on the Board and concurrently therewith, the Board will re-appoint Sir Peter to the Board as the Preferred Stock Director. Sir Peter will serve an initial term that expires at the Company’s annual meeting of stockholders in 2027.

In the event the Board increases its size to more than ten members, the Holders will be entitled to designate and elect, voting exclusively and as a separate class, one or more additional Preferred Stock Directors in order to maintain the right to elect ten percent of the total number of authorized directorships, rounded up to the nearest whole number. Additional Preferred Stock Directors will serve for an initial term fixed by the Board. After the initial term of a Preferred Stock Director has expired, his or her successor shall be elected for a term expiring at the third annual meeting following his or her election, unless such term expires sooner. A Preferred Stock Director will serve until the earlier of: (a) his or her successor being elected and qualified, (b) his or her earlier death, disability, retirement, resignation or removal or (c) such time as the size of the Board is automatically reduced.

To be eligible for election as a Preferred Stock Director, a nominee (other than Sir Peter) must: (a) satisfy all requirements regarding service as a director of the Company under applicable law and regulation and the Company’s bylaws, (b) not be an immediate family member of Sir Peter or any Holder, (c) be independent of each Holder, and (d) have served on the board of directors of at least one publicly traded corporation, in the United States or elsewhere, within the last five years, or is otherwise well qualified in the reasonable judgment of the Board. The Preferred Stock Director may be removed at any time as a director on the Board (without cause) upon the written request of the Holders by the affirmative vote of the holders of at least a majority of the outstanding shares of Preferred Stock at the time and with each share of Preferred Stock entitled to one vote. At the first annual meeting of stockholders of the Company held after such time as there are no shares of Preferred Stock outstanding, the director designation and election rights will terminate.

Dividends

The Preferred Stock is not entitled to any scheduled dividend payments. Holders will be entitled to receive dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to, and in the same form as dividends actually paid on, all or substantially all of the shares of Common Stock when, as and if such dividends (other than dividends in the form of Common Stock) are paid on shares of the Common Stock, subject to certain exceptions specified in the Certificate of Designation.

Liquidation Preference

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, after the satisfaction in full of the Company’s debts and the payment of any liquidation preference ranking senior to the Preferred Stock, Holders will be entitled to receive an amount equal to $0.0001 per share of Preferred Stock. Following the payment of the full amount of the liquidation preference in respect of all outstanding shares of Preferred Stock, Holders participate pari passu with the holders of the Common Stock (on an as-if-converted-to-Common-Stock basis) in the net assets of the Company.

Voting and Consent Rights

The Preferred Stock will have the right to vote on all matters submitted for a vote of the holders of the Common Stock, voting together as a single class with the Common Stock. Each Holder will be entitled to cast a number of votes per share equal to the number of shares of Common Stock into which a share of Preferred Stock is convertible. In addition, the Company may not, without the affirmative vote of the Holders of a majority of the then outstanding shares of Preferred Stock: (a) alter, amend or repeal any provision of the Company’s certificate of incorporation if it would alter or change the powers, preferences or special rights of the Preferred Stock so as to affect them adversely, (b) alter or amend the Certificate of Designation, or (c) increase the authorized number of shares of Preferred Stock or authorize the issuance of additional shares of Preferred Stock.

The foregoing description of the terms of the Exchange Agreement, the Preferred Stock, the Certificate of Designation and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designation and the Exchange Agreement, which are attached hereto as Exhibits 3.1 and 10.1, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company relied on the exemption from registration afforded by Section 3(a)(9)of the Securities Act of 1933, as amended, for the issuance of the Preferred Stock solely in exchange for Common Stock held by an existing securityholder in the exchange transaction described above, where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Preferred Stock Exchange, on December 3, 2024 Rocket Lab Limited, a New Zealand limited company and wholly-owned subsidiary of the Company, entered into an amended and restated employment agreement with Sir Peter (the “A&R Beck Agreement”) to provide Sir Peter with a total compensation package that the Company believes is competitive in the market for similar positions based on peer group data as well as Sir Peter’s qualifications and experience. The A&R Beck Agreement resulted from negotiations between Sir Peter and the Company’s Compensation Committee and was approved by the Board. The A&R Beck Agreement and the Preferred Stock Exchange described above were recommended to the Board contingent upon each other.

Pursuant to the terms of the A&R Beck Agreement, Sir Peter will continue to be the Chief Executive Officer of the Company and the Chair of the Board. Sir Peter will receive an annual base salary of $800,000, retroactively effective as of October 1, 2024, and is eligible to receive an annual performance bonus with a target annual bonus amount equal to 100% of his annual base salary, payable in cash, fully-vested restricted stock units (“RSUs”) or a combination thereof, as determined by the Board.

For fiscal year 2024, the Board has approved the grant to Sir Peter, effective as of the effective date of the A&R Beck Agreement (the “Effective Date”), of an award for 631,498 RSUs (the “FY24 Grant”). Each RSU entitles Sir Peter to one share of Common Stock if and when the RSU vests. The FY24 Grant is subject to the terms and conditions of the Company’s 2021 Stock Option and Incentive Plan (as amended from time to time, the “Plan”) and the applicable RSU award agreement. The FY24 Grant will vest as follows: 5/16th of the FY24 Grant will vest on March 1, 2025 and 1/16th of the FY24 Grant will vest on each May 22, August 22, November 22 and March 1 (each, a “Quarterly Date”) thereafter, subject to Sir Peter’s continued service through each applicable vesting date.

In addition, for fiscal year 2024, the Board has approved the grant to Sir Peter, effective as of the Effective Date, of an award for 157,875 RSUs (the “FY24 Special Grant”).Each RSU entitles Sir Peter to one share of Common Stock if and when the RSU vests. The FY24 Special Grant is subject to the terms and conditions of the Plan and the applicable RSU award agreement. The FY24 Special Grant will vest in full on March 1, 2025, subject to Sir Peter’s continued service through such date.

For fiscal year 2025, Sir Peter will be eligible to receive an equity award of RSUs, subject to approval by the Board or its compensation committee (the “Compensation Committee”) thereof, with an aggregate value equal to $8,000,000 on the date of grant. The number of RSUs subject to the award will be determined by (i) dividing $8,000,000 by (ii) the average closing market price on NASDAQ of one share of Common Stock over the trailing 30-trading day period ending on the last day immediately prior to the grant date, in accordance with the Company’s Amended and Restated Equity Award Grant Policy, as amended from time to time. Each RSU entitles Sir Peter to one share of Common Stock if and when the RSU vests. The RSUs will be subject to the terms and conditions of the Plan, as described in the Plan and the applicable RSU award agreement. Such RSU grant will vest in equal quarterly installments over a period of four years on each of the Quarterly Dates, beginning on the first Quarterly Date following the grant date, subject to Sir Peter’s continued service through each applicable vesting date.

The value and terms of future annual grants of equity awards after fiscal year 2025 are subject to annual review by the Board or the Compensation Committee.

Pursuant to the A&R Beck Agreement, either party to the agreement may terminate Sir Peter’s employment with or without cause upon three months’ written notice. In addition, upon a termination of Sir Peter’s employment, Sir Peter will be eligible for certain severance and/or acceleration of vesting benefits as set forth in the Company’s Executive Severance Plan, as amended from time to time (the “Executive Severance Plan”) for a Tier 1 Executive (as defined in the Executive Severance Plan). The Executive Severance Plan is described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024.

Sir Peter will be subject to certain restrictive covenants, including, without limitation, certain post-termination restrictive covenants such as a 24-month restraint of trade covenant, as set forth in the A&R Beck Agreement.

The foregoing description of the terms of the A&R Beck Agreement does not purport to be complete and is subject to, and qualified in its entirety to, the full text of the A&R Beck Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this Current Report on Form 8-K other than statements of historical fact, including, without limitation, statements regarding our expectations with respect to the benefits and objectives of the Preferred Stock Exchange, the terms of the Preferred Stock and whether the Preferred Stock Exchange will be consummated, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Form of Certificate of Designation of the Company.

10.1	Exchange Agreement, dated December 3, 2024, between the Company and The Equatorial Trust.

10.2	Amended and Restated Employment Agreement, dated December 3, 2024, between Rocket Lab Limited and Sir Peter Beck.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB USA, INC.

Date:	December 5, 2024	By:	/s/ Arjun Kampani
Arjun Kampani Senior Vice President, General Counsel, and Corporate Secretary